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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):     October 8, 1999
                                                           ---------------

                                 POPULAR, INC.
             (Exact name of registrant as specified in its charter)



COMMON WEALTH OF PUERTO RICO        NO. 0-13818           NO. 66-0416582
----------------------------        -----------           --------------
(State or other jurisdiction        (Commission            IRS Employer
     of incorporation)              File Number        Identification No.)



        209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                           00918
----------------------------------------               ---------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------


         -------------------------------------------------------
      (Former name or former address, if changed since last report)

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Item 5.   Other Events

    On October 8, 1999, Popular, Inc. (the "Corporation") announced in a news release its operational results for the quarter and nine-month period ended September 30, 1999. A copy of the Corporation's release, dated October 8, 1999, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

    99(a) News release, dated October 8, 1999, announcing the Corporation's consolidated earnings for the quarter and nine-month period ended September 30, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   POPULAR, INC.
                                   ------------------------
                                   (Registrant)




Date: October 11, 1999             By:  /s/ Amilcar L. Jordan
                                      -----------------------------------------
                                   Name: Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller
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                                 EXHIBIT INDEX

Exhibit Number           Description
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
99(a)               News release, dated October 8, 1999